Exhibit 10.7


   MACHINERY, SCRAP IRON, METAL AND STEEL CHAUFFEURS, WAREHOUSEMEN, HANDLERS
     AND HELPERS, ALLOY FABRICATORS AND MISCELLANEOUS WORKERS AND REMOVAL,
                           DISPOSAL OF ASBESTOS DEBRIS



TEAMSTERS LOCAL UNION NO. 11

AFFILIATED WITH THE INTERNATIONAL BROTHERHOOD OF TEAMSTERS & JOINT COUNCIL No~ 73 810 BELMONT AVENUE' NORTH HALEDON .NEW JERSEY 07508 .PHONE:
(973) 636-0093 .FAX: (973) 636-6706


PETER McGOURTY, President/Principal Officer REY LOPEZ, Vice President RAY MILLIGAN, Secretary-Treasurer MARYANN TI1TLE, Recording Secretary DAVID LE BOSS, Trustee DONALD LAVIN, Trustee JAMES LAWSON, Trustee

                  MEMORANDUM OF AGREEMENT by and between Five Star Group and Teamsters Local II, affiliated with the International Brotherhood o Teamsters.


                   IT IS HEREBY agreed that the following items shall constitute the changes negotiated and agreed to between the parties. All other terms and conditions of the current Contract shall remain in full force and effect.



1.       AGREEMENT:

         Change -Local II address to 810 Belmont Avenue, North Haledon, New Jersey 07508.

2.       ARTICLE 12 -HOLIDAYS

         Change -Washington's Birthday to President's Day 3.

3.       ARTICLE 16-WELFAREBENEFITS

                                                 Single/Weeklv   Farnilv/Weekly


         Section 1- Effective January 1, 2004        $68.00         $155.00
         ---------


         Effective January 1, 2004, employees shall be responsible for $7.50 per week which amount shall be paid through payroll deduction by the Employer.

                                                 Single/Weeklv    Family/Weekly

         Section 1 (A) -Effective January 1,2005     $78.00          $178.00
         ---------------
         Effective January 1, 2005 employees shall be responsible for $10.50 per week, which amount shall be paid through payroll deduction by the Employer.

                                                  Single/Weekly    Family/Weekly


         Section 1 (B)- Effective January 1,2006    $90.00             $205.00
         ---------------

         Effective January 1,2006, employees shall be responsible for $12.50 per week, which amount shall be paid through payroll deduction by the Employer.

                                                  Single/Weekly    Familv/Weekly


         Section 1 ( C) -Effective January 1, 2007   Rates to be negotiated
         ---------------
         Effective January 1, 2008                   Rates to be negotiated ,

         Employees weekly co-pay will be increased or reduced in accordance with the new rates for the years 2007 and 2008



4.       ARTICLE 23 -WAGE RATES AND CLASSIFICATION

         Section 2 -Effective December 22, 2003 each employee in the warehouse bargaining unit shall receive an increase of 3% per hour.


         Section 2 (A) -Effective December 20, 2004 each employee in the warehouse bargaining unit shall receive an increase of 3% per hour.


         Section 3 -Effective December 19, 2005 each employee in the warehouse bargaining unit shall receive an increase of 3% per hour.


         Section 3 (A) -Effective December 18, 2006 each employee in the warehouse bargaining unit shall receive an increase of 3% per hour.

         Section 4 -Effective December 17, 2007 each employee in the warehouse bargaining unit shall receive an increase of 3% per hour.


5.       ARTICLE 25 -MISCELL~EOUS WORKING CONDITIONS

         Section 16 -Employees are required to be able to pick 65 lines per hour Requirement for all other classification will be added to the contract.

6.       ARTICLE 29 -TEAMSTERS NATIONAL 401 K -Deleted

7.       ARTICLE32-DURATION

         Five (5) year Agreement commencing December 21,2003 and expiring December 19,2008.

ADDENDUM

Attendance Policy

Five Star Group                                      I.B.T. Local 11

By: ____________________                             By: ______________________
    Steve Schilit                                        Rey Lopez
    Executive Vice-President                             Business Agent
Date: ____________________                           Date:_____________________